Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Note 1 - Summary of Significant Accounting Policies

Operations of Seaboard Corporation and its Subsidiaries

Seaboard Corporation and its subsidiaries (“Seaboard”) together comprise a diverse global agribusiness and transportation company. In the United States (“U.S.”), Seaboard is primarily engaged in hog production and pork processing and ocean transportation. Overseas, Seaboard is primarily engaged in commodity merchandising, grain processing, sugar and alcohol production and electric power generation. Seaboard also has an equity method investment in Butterball, LLC (“Butterball”), a producer and processor of branded and non-branded turkey products. Approximately 76% of the outstanding common stock of Seaboard is collectively owned by Seaboard Flour LLC and SFC Preferred, LLC.

Principles of Consolidation and Investments in Affiliates

The consolidated financial statements include the accounts of Seaboard Corporation and its domestic and foreign subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. Investments in non-controlled affiliates where we have significant influence are accounted for by the equity method. Financial information from certain foreign subsidiaries and affiliates is reported on a one- to three-month lag, depending on the specific entity. As Seaboard conducts its agricultural commodity trading business with third parties, consolidated subsidiaries and affiliates on an interrelated basis, cost of sales on affiliates cannot be clearly distinguished without making numerous assumptions, primarily with respect to mark-to-market accounting for commodity derivatives.

Short-Term Investments

Short-term investments are retained for future use in the business. Investments held by Seaboard that are categorized as trading securities are reported at their estimated fair value with any unrealized gains and losses included in other investment income (loss), net in the consolidated statements of comprehensive income. Purchases and sales are recorded on a settlement date basis. Gains and losses on sales of investments are generally based on the specific identification method.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and generally do not bear interest. The Power segment, however, collects interest on certain past due accounts, and the Commodity Trading and Milling (“CT&M”) segment provides extended payment terms for certain customers in certain countries due to local market conditions. The allowance for doubtful accounts is Seaboard’s best estimate of the amount of probable credit losses. For most operating segments, Seaboard uses a specific identification approach to determine, in management’s judgment, the collection value of certain past due accounts based on contractual terms. For the Marine segment, the allowance for doubtful accounts is based on an aging percentage methodology primarily based on historical write-off experience. Seaboard reviews its allowance for doubtful accounts monthly. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

	Balance at			Balance at
(Millions of dollars)	beginning of year	Provision(1)	Net deductions(2)	end of year
Allowance for Doubtful Accounts:
Year Ended December 31, 2018	$29	7	(3)	$33
Year Ended December 31, 2017	$14	16	(1)	$29
Year Ended December 31, 2016	$21	(1)	(6)	$14

(1)  During 2018, $7 million of the provision was charged to selling, general and administrative expenses. During 2017, $12 million of the provision was charged to selling, general and administrative expenses, $2 million to income from affiliates related to reserves on convertible notes and $2 million to cost of sales related to a rebate reserve.

(2)  Includes write-offs net of recoveries and foreign currency translation adjustments.

Inventories

Seaboard uses the lower of last-in, first-out (“LIFO”) cost or market for determining inventory cost of hogs, fresh pork products and related materials. Grain, flour and feed inventories at foreign milling operations are valued at the lower of weighted average cost and net realizable value. All other inventories are valued at the lower of first-in, first-out (“FIFO”) cost and net realizable value.

Property, Plant and Equipment

Property, plant and equipment are carried at cost and are being depreciated on the straight-line method over useful lives, ranging from 3 to 30 years. Routine and planned major maintenance, repairs and minor renewals are expensed as incurred, while major renewals and improvements are capitalized. Property, plant and equipment and other long-lived assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are determined to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Notes Receivable

Seaboard monitors the credit quality of notes receivable, the majority of which are from its affiliates. For notes receivable from affiliates, Seaboard obtains and reviews financial information on a monthly basis and Seaboard representatives serve on their Board of Directors. If it is indicated based on current information and events it is probable that Seaboard will be unable to collect all amounts due according to the contractual terms of the notes receivable and an amount can be reasonably estimated, Seaboard reduces the notes receivable to estimated realizable value.

	Balance at			Balance at
(Millions of dollars)	beginning of year	Provision	Net deductions	end of year
Allowance for Notes Receivable:
Year Ended December 31, 2018	$16	1	—	$17
Year Ended December 31, 2017	$16	—	—	$16
Year Ended December 31, 2016	$—	16	—	$16

Goodwill and Other Intangible Assets

Goodwill is assessed annually for impairment by each reporting unit at the quarter end closest to the anniversary date of the acquisition, or more frequently if circumstances indicate that impairment is likely. If qualitative factors indicate more likely than not an impairment is possible, Seaboard performs its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and would recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value. Based on the annual assessment conducted by these reporting units, there were no impairment charges recorded for the year ended December 31, 2018. Any one event or a combination of events such as change in the business climate, a negative change in relationships with significant customers and changes to strategic decisions, including decisions to expand made in response to economic or competitive conditions, could require an interim assessment prior to the next required annual assessment.

The changes in the carrying amount of goodwill were as follows:

	Pork	CT&M
(Millions of dollars)	Segment	Segment	Total
Balance as of December 31, 2016	$18	$1	$19
Acquisition	—	3	3
Balance as of December 31, 2017	18	4	22
Acquisition	—	148	148
Foreign currency translation	—	(3)	(3)
Balance as of December 31, 2018	$18	$149	$167

Separable intangible assets with finite lives are amortized over their estimated useful lives. As of December 31, 2018, intangible assets were $69 million, net of accumulated amortization of $6 million and foreign currency translation of $3 million. The intangibles were as a result of a 2018 acquisition; there were no material intangible assets as of December 31, 2017. Amortization of intangible assets was $6 million for the year ended December 31, 2018. Using the exchange rates in effect at year-end, estimated amortization of intangible assets as of December 31, 2018 was as follows: $9 million in 2019, $9 million in 2020, $9 million in 2021, $9 million in 2022, $9 million in 2023 and $24 million thereafter.

Accrued Self-Insurance

Seaboard is self-insured for certain levels of workers’ compensation, health care coverage, property damage, vehicle, product recall and general liability. The cost of these self-insurance programs is accrued based upon estimated settlements for known and anticipated claims. Changes in estimates to previously recorded reserves are reflected in current operating results.

Asset Retirement Obligation

Seaboard has recorded long-lived assets and a related liability for the asset retirement obligation costs associated with the closure of the hog lagoons it is legally obligated to close in the future should Seaboard cease operations or plan to close such lagoons voluntarily in accordance with a changed operating plan. Based on detailed assessments and appraisals obtained to estimate the future asset retirement obligation costs, Seaboard recorded the present value of the projected costs in non-current other liabilities in the consolidated balance sheets with the retirement asset depreciated over the economic life of the related asset. The following table shows the changes in the asset retirement obligation:

	Years ended December 31,
(Millions of dollars)	2018	2017
Beginning balance	$22	$19
Accretion expense	1	2
Liability for additional lagoons placed in service	—	1
Ending balance	$23	$22

Income Taxes

Deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Revenue Recognition

Seaboard recognizes revenue when control of the promised goods or services is transferred to its customers, in an amount that reflects the consideration it expects to receive in exchange for those goods or services. A performance obligation, the unit of account in Topic 606 Revenue from Contracts with Customers (“Topic 606”), is a promise in a contract to transfer a distinct good or service to the customer.  The majority of Seaboard’s revenue arrangements consist of a single performance obligation as the promise to transfer the individual product or service is not separately identifiable from other promises in the contracts, including shipping and handling and customary storage, and, therefore, not distinct. Seaboard’s transaction prices are mostly fixed, but occasionally include minimal variable consideration for early payment, volume and other similar discounts, which are highly probable based on the history with the respective customers. Taxes assessed by a governmental authority that are collected by Seaboard from a customer are excluded from sales. See Note 12 for further revenue recognition details.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include those related to allowance for doubtful accounts, valuation of inventories, impairment of long-lived assets, potential write down related to investments in and advances to affiliates and notes receivable from affiliates, income taxes and accrued pension liability. Actual results could differ from those estimates.

Earnings Per Common Share

Earnings per common share are based upon the weighted average shares outstanding during the period. Basic and diluted earnings per share are the same for all periods presented.

Cash and Cash Equivalents

For purposes of the consolidated statements of cash flows, management considers all demand deposits, overnight investments and other investments with original maturities less than three months as cash equivalents. The following table shows the cash paid for interest and income taxes:

	Years ended December 31,
(Millions of dollars)	2018	2017	2016
Interest, net of interest capitalized	$43	$30	$29
Income taxes, net of refunds	35	32	31

Supplemental Non-Cash Transactions

In conjunction with the January 2018 acquisition discussed further in Note 2, Seaboard incurred debt consisting of a $46 million note payable and contingent consideration with an estimated fair value of $14 million at the time of acquisition.

On October 28, 2016, Seaboard obtained control of Belarina Alimentos S.A., a flour production business in Brazil (“Belarina”). No cash or other consideration was transferred to the other shareholder whose ownership was diluted through revision of the shareholders agreement to restructure the affiliate debt and equity of Belarina. See Note 2 for the purchase price allocation table and other details.

Foreign Currency Transactions and Translation

Seaboard has operations in several foreign countries, and the currencies of the countries fluctuate in relation to the U.S. dollar. Certain of the major contracts and transactions, however, are denominated in U.S. dollars. In addition, the value of the U.S. dollar fluctuates in relation to the currencies of countries where certain of Seaboard’s foreign subsidiaries and affiliates primarily conduct business. These fluctuations result in exchange gains and losses. The activities of these foreign subsidiaries and affiliates are primarily conducted with U.S. subsidiaries or operate in hyper-inflationary environments. As a result, the financial statements of certain foreign subsidiaries and affiliates are re-measured using the U.S. dollar as the functional currency.

Certain CT&M segment consolidated subsidiaries located in Brazil, Canada, Guyana, Ivory Coast, Senegal and Zambia use local currency as their functional currency. Also, certain non-controlled, non-consolidated affiliates of the CT&M and Sugar and Alcohol segments use local currency as their functional currency. Assets and liabilities of these subsidiaries are translated to United States dollars at year-end exchange rates, and income and expenses are translated at average rates. Translation gains and losses are recorded as components of other comprehensive income (loss). For the consolidated subsidiaries and non-consolidated affiliates, U.S. dollar denominated net asset or liability conversions to the local currency are recorded through income.

GAAP requires the use of highly inflationary accounting for countries whose cumulative three-year inflation exceeds 100%. In the second quarter of 2018, the Argentine peso rapidly devalued relative to the U.S. dollar, which along with increased inflation, indicated that the three-year cumulative inflation in that country exceeded 100%. As a result, Seaboard adopted highly inflationary accounting as of July 1, 2018, for Seaboard’s Sugar and Alcohol segment. Under highly inflationary accounting, the Sugar and Alcohol segment’s functional currency became the U.S. dollar, and its income statement and balance sheet were measured in U.S. dollars using both current and historical rates of exchange. The effect of changes in exchange rates on peso-denominated monetary assets and liabilities are reflected in foreign currency gains (losses), net. For the year ended December 31, 2018, Seaboard recognized $9 million in foreign currency gains related to the adoption of highly inflationary accounting as a result of its net monetary liability position.

Derivative Instruments and Hedging Activities

Seaboard recognizes all derivatives as either assets or liabilities at their fair values. Accounting for changes in the fair value of a derivative depends on its designation and effectiveness. Derivatives qualify for treatment as hedges for accounting purposes when there is a high correlation between the change in fair value of the instrument and the related change in value of the underlying commitment. Additionally, in order to designate a derivative financial instrument as a hedge for accounting purposes, extensive record keeping is required. For derivatives that qualify as hedges for accounting purposes, the change in fair value has no net impact on earnings, to the extent the derivative is considered effective, until the hedged transaction affects earnings. For derivatives that are not designated as hedging instruments for accounting purposes, or for the ineffective portion of a hedging instrument, the change in fair value affects current period net earnings.

Seaboard uses derivative instruments to manage various types of market risks, including primarily commodity futures and option contracts, foreign currency exchange agreements, interest rate exchange agreements and equity future contracts. While management believes each of these instruments are primarily entered into in order to effectively manage various market risks, as of December 31, 2018,  none of the derivatives were designated and accounted for as hedges, primarily as a result of the extensive record-keeping requirements. From time to time, Seaboard also enters into speculative derivative transactions not directly related to its raw materials requirements.

Recently Issued Accounting Standards Adopted

On January 1, 2018, Seaboard adopted guidance that developed a single, comprehensive revenue recognition model for all contracts with customers using the cumulative effect transition method. The adjustment to opening retained earnings, which only included the impact of contracts that were not completed at the date of adoption, was less than $1 million. All of Seaboard’s equity method investments must adopt the new standard by December 31, 2019. See Note 12 for additional details on the impact of adopting this new accounting standard.

On January 1, 2018, Seaboard adopted guidance that requires the service cost component of net periodic benefit cost to be presented in the same income statement line item as other employee compensation costs arising from services rendered during the period. Only the service cost component is eligible for capitalization in inventory. The other components of net periodic benefit cost are presented outside of operating income and are not capitalizable. For the years ended December 31, 2017 and 2016,  $8 million of net periodic benefit cost was reclassified from selling, general and administrative expenses to miscellaneous, net below operating income. Seaboard elected to apply the practical expedient to estimate amounts for comparative periods.

On January 1, 2018, Seaboard adopted guidance that eliminated cost method accounting and requires measuring equity investments, other than those accounted for using the equity method of accounting, at fair value and recognizing fair value changes in net income if a readily determinable fair value exists. On January 1, 2018,  $7 million of accumulated other comprehensive loss was reclassified to retained earnings by means of a cumulative effect adjustment, and all future gains/losses on these equity investments is reflected in other investment income (loss), net. As of January 1, 2018, Seaboard had minimal investments without readily determinable fair values, which will be recorded at cost, less impairment, and plus or minus subsequent adjustments for observable price changes.

Recently Issued Accounting Standard Not Yet Adopted

In February 2016, the Financial Accounting Standards Board (“FASB”) issued guidance that a lessee should record a right-of-use (“ROU”) asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases are to be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The recognition, measurement, and presentation of expenses and cash flows arising from a financing lease have not significantly changed from the previous guidance. For operating leases, a lessee is required to: (1) recognize a ROU asset and a lease liability, initially measured at the present value of the lease payments, in the balance sheet, (2) recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term on a generally straight-line basis; and (3) classify all cash payments within operating activities in the statement of cash flows. Seaboard will adopt this guidance on January 1, 2019, for all consolidated subsidiaries and plans to apply most practical expedients and the optional transition relief issued in July 2018 that permits the recognition and measurement of leases at the date of adoption. Therefore, Seaboard will not restate comparative period financial information for the effects of this accounting standard. While Seaboard continues its process of assessing its leases and evaluating the effects this guidance will have on its consolidated financial statements, Seaboard expects the adoption will increase its assets approximately $460 million and its liabilities approximately $500 million for operating lease ROU assets and liabilities. Seaboard believes the most significant effects will relate to the recognition of new ROU assets and lease liabilities on its balance sheet for port and contract grower operating leases. Seaboard is in the process of implementing a new lease accounting system and evaluating its processes and internal controls. See Note 8 for information about Seaboard’s lease obligations.